Going Concern	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Going Concern Disclosure [Abstract]
Going Concern Disclosure
Note 2 – Going Concern

The accompanying unaudited condensed consolidated financial statements have been prepared assuming that the Company will continue as a going concern.

Merger Agreement

On October 19, 2017, EnerJex entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AgEagle Aerial Systems, Inc., a Nevada corporation (“AgEagle”), which designs, develops, produces, and distributes technologically advanced small unmanned aerial vehicles (UAV or drones) that are supplied to the agriculture industry, and AgEagle Merger Sub, Inc., a Nevada corporation and wholly-owned subsidiary of the Company (“Merger Sub”). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will be merged with and into AgEagle, Merger Sub will cease to exist and AgEagle will survive as a wholly-owned subsidiary of the Company (the “Merger”). The respective boards of directors of EnerJex and AgEagle have approved the Merger Agreement and the transactions contemplated thereby.

At the effective time of the Merger (the “Effective Time”), the shares of AgEagle capital stock will be automatically converted into the right to receive equal to 85% of the then issued and outstanding capital stock of the Company on a fully diluted basis. In addition, at the Effective Time all outstanding options and warrants to purchase shares of AgEagle common stock will be assumed by the Company and converted into options and warrants to purchase shares of Company common stock. No fractional shares of Company common stock will be issued in the Merger but will be rounded to the nearest whole share. Following the consummation of the Merger, former stockholders of AgEagle with respect to the Merger are expected to own 85% of the Company’s outstanding common stock (inclusive of the AgEagle assumed stock options and warrants), and current common and Series A Preferred stockholders of the Company are expected to own 15% of the Company, excluding shares of common stock that may be issued in connection with the conversion of the Company’s Series B Preferred Stock and Series C Preferred Stock, and not including any additional shares which may be issued in connection with the Company’s closing obligation to provide up to $4 million in new working capital and the elimination of all liabilities currently on the Company’s balance sheet.

In connection with the Merger, the Company will also file a proxy statement seeking stockholder approval to: (a) amend the terms of its Series A Preferred Stock (as discussed below); (b) approve the issuance of the Company’s shares in connection with the Merger to the AgEagle shareholders and new investors, in excess of 19.9% of the Company’s total issued and outstanding shares of common stock; (c) approve the issuance of shares to current Company management and directors in lieu of deferred salary and fees, a majority of which will be held in escrow to secure the Company’s indemnity obligations under the Merger Agreement; and (d) change the name of the Company to “AgEagle Aerial Resources, Inc.”

The Merger Agreement provides that, immediately following the Effective Time, the existing board of directors and officers of the Company will resign and new directors and officers will be appointed by AgEagle.

The Company intends to dispose of its principal assets, consisting primarily of its Kansas oil and gas properties, concurrently with the closing of the Merger. In the event the Merger is not consummated, the Company does not have a present intention to dispose of the above described assets.

The completion of the Merger is subject to various customary conditions, including, among other things: (a) the approval of the stockholders of the Company and AgEagle; (b) the accuracy of the representations and warranties made by each of the Company and AgEagle and the compliance by each of the Company and AgEagle with their respective obligations under the Merger Agreement; (c) approval of the stockholders of the Company for the issuance of its common stock and any other securities (x) to the AgEagle stockholders in connection with the Merger and (y) in connection with the financing transactions contemplated by the Merger Agreement; (d) approval for the listing of shares of the Company’s common stock to be issued in the Merger and other related transactions on the NYSE American; and (e) that all of the Company’s assets as disclosed shall have been sold, transferred or otherwise disposed of and the corresponding debt and liabilities shall have been extinguished. The Company’s existing cash resources are insufficient to satisfy all of its outstanding liabilities. Accordingly, in order to satisfy the condition and consummate the Merger, the Company will be required to raise additional funding prior to the closing of the Merger, the failure of which could result in the Company’s failure to consummate the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating each of the Company and AgEagle to continue to conduct its respective business in the ordinary course, to provide reasonable access to each other’s information and to use reasonable best efforts to cooperate and coordinate to make any filings or submissions that are required to be made under any applicable laws or requested to be made by any government authority in connection with the Merger. The Merger Agreement also contains a customary “no solicitation” provision pursuant to which, prior to the earlier of January 31, 2018, or the completion or termination of the Merger, neither the Company nor AgEagle may solicit or engage in discussions with any third party regarding another acquisition proposal unless, in the Company’s case, it has received an unsolicited, bona fide written proposal that the recipient’s board of directors determines is or would reasonably be expected to result in a superior proposal. The Company has paid AgEagle a $50,000 non-refundable fee at the signing of the Merger Agreement. The Merger Agreement contains certain termination rights in favor of each of the Company and AgEagle.

In addition, the Merger Agreement contains provisions for indemnification in the event of any damages suffered by either party as a result of breaches of representations and warranties contained therein. The aggregate maximum indemnification obligation of any indemnifying party for damages with respect to breaches of representations and warranties set forth in the Merger Agreement shall not exceed, in the aggregate, $350,000, other than fraud, intentional misrepresentation or willful breach. An indemnifying party shall satisfy its indemnification obligations with shares of Company common stock equal to the aggregate amount of losses of the indemnified party, calculated based upon the greater of (i) the value of the Company common stock as of the closing of the Merger; and (ii) the average closing price of the Company common stock on the NYSE American for the five trading days immediately prior to the date such a claim is made. The Company has agreed to deposit an aggregate of 1,215,278 shares of common stock to be issued to current officers and directors of the Company in lieu of deferred salary and fees into escrow to secure its indemnification obligations, the issuance of such shares requiring the approval of the Company’s common stockholders.

In connection with, and as a condition to the closing of the Merger, the Company is seeking the consent of the holder of its Series A Preferred Stock (“Series A Preferred Stock”) to amend the terms thereof to: (i) allow the Company to pay all accrued but unpaid dividends up to September 30, 2017 in additional shares of Series A Preferred Stock based on the value of the liquidation preference thereof, (ii) eliminate the right of the Series A Preferred Stock holders to receive any dividends accruing after September 30, 2017, and (iii) convert each share of Series A Preferred Stock into 10 shares of Company common stock. An affirmative vote of 66.7% of all shares of Series A Preferred Stock voting as a class as of the record date of the proxy statement is required to amend the terms of the Certificate of Designation to provide for these changes, as required under the Merger Agreement.

As of September 30, 2017, the Series A Preferred Stock had accrued a total of $6,039,972 in accrued but unpaid dividends, which would result in an additional 241,599 shares of Series A Preferred Stock being issued by the Company to satisfy these accrued dividends.

The Merger Agreement provides either party the right to terminate the Merger if it has not been consummated by January 31, 2018, provided that if all of the conditions to closing shall have been satisfied or shall be capable of being satisfied at such time, the required closing date may be extended until March 31, 2018.

Financing Transactions

On October 3, 2011, the Company entered into an Amended and Restated Credit Agreement with Texas Capital Bank, and other financial institutions and banks that may become a party to the Credit Agreement from time to time (“TCB” or “Bank”). The facilities provided under the Amended and Restated Credit Agreement were to be used to refinance a prior outstanding revolving loan facility with TCB dated July 3, 2008, and for working capital and general corporate purposes. On August 15, 2014, the Company entered into an Eighth Amendment to the Amended and Restated Credit Agreement. Among other things the Eighth Amendment extended the maturity of the Agreement by three years to October 3, 2018. On August 12, 2015, the Company entered into a Tenth Amendment to the Amended and Restated Credit Agreement. Among other things, the Tenth Amendment established the requirement of monthly borrowing base reductions commencing September 1, 2015 and continuing on the first of each month thereafter. On November 13, 2015, the Company entered into an Eleventh Amendment to the Amended and Restated Credit Agreement. The Eleventh Amendment reflects the following changes: (i) waived certain provisions of the Credit Agreement, (ii) suspended certain hedging requirements, and (iii) amended certain other items of the Credit Agreement.

On April 1, 2016, the Company informed the Bank that it would cease making the mandatory monthly borrowing base reduction payments and did not make the required April 1, 2016 payment. The Company made its mandatory quarterly interest payment on April 6, 2016 and on April 7, 2016, entered into a Forbearance Agreement whereby the Bank agreed to not exercise remedies and rights afforded it under the Amended and Restated Credit Agreement for thirty days. On May 31, 2016, the Company and the Bank amended the Forbearance Agreement to extend the forbearance period to August 31, 2016. On July 29, 2016, the Company and the Bank amended the Forbearance Agreement to extend the forbearance period to October 1, 2016. Upon the expiration of the Third Forbearance agreement, the Company did not enter into a Fourth Forbearance Agreement. Also, at that time the Company discontinued payment of interest on its outstanding loan obligations with the Bank.

Throughout 2016, the Company evaluated plans to restructure, amend or refinance existing debt through private options. On February 14, 2017, the Company announced that a group of investors unrelated to the Company had purchased from EnerJex’s secured bank lender all rights to the Company’s secured indebtedness, and that EnerJex had executed a definitive written agreement for the discharge of the Company’s secured indebtedness with the purchasing investor group. Final closing on this agreement occurred on May 10, 2017.

On February 10, 2017, the Company, TCB and IberiaBank (collectively, “Sellers”), and PWCM Investment Company IC LLC, and certain financial institutions (collectively, “Buyers”) entered into a Loan Sale Agreement (“LSA”), pursuant to which Sellers sold to Buyers, and Buyers purchased from Sellers, all of Sellers’ right, title and interest in, to and under the Credit Agreement and Loan Documents, in exchange for (i) a cash payment of $5,000,000 (the “Cash Purchase Price”), (ii) a Synthetic Equity Interest equal to 10% of the proceeds, after Buyer’s realization of a 150% return on the Cash Purchase Price within five (5) years of the closing date of the sale, with payment being distributed 65.78947368% to TCB and 34.21052632% to IberiaBank, and (iii) at any time prior to February 10, 2022, Buyer may acquire the interest in clause (ii) above. In connection with the LSA, the Company released Sellers and its successors as holders of the rights under the Credit Agreement and Loan Documents, including Buyers, from any and all claims under the Credit Agreement and Loan Documents.

Also on February 10, 2017, the Company and its subsidiaries, and successor lender entered into a binding letter agreement dated February 10, 2017, which was subsequently amended on March 30, 2017 (as amended, the “letter agreement”) pursuant to which:

1.
the successor lender agreed to forgive our existing secured loan in the approximate principal amount of $17,295,000, and in exchange entered into a secured promissory note (which we refer to as the “restated secured note”) in the original principal amount of $4,500,000.

2.	we:

a.	conveyed our oil and gas properties and associated performance and surety bonds in Colorado, Texas, and Nebraska;

b.	conveyed all of our shares of Oakridge Energy, Inc. (together, the “conveyed oil and gas assets”); and

c.	retained our assets in Kansas and continued as a going concern. The Kansas assets currently provide most of our current operating revenue.

The restated secured note:

a.	is secured by a first-priority lien in the Company’s oil and gas producing assets situated in the State of Kansas,

b.	evidences accrued interest on the $4,500,000 principal balance at a rate of 16% per annum,

c.	bears interest from and after May 1, 2017, at a rate of 16.0% per annum,

d.	is pre-payable in full at a discount at any time during the term of the restated secured note upon EnerJex paying $3,300,000 to successor lender, and

e.	matures and is due and payable in full on November 1, 2017.

We have two options to extend the maturity date of the restated secured note by 90 days each (first to January 30, 2018 and then to April 30, 2018), upon payment of extension fees of $100,000 for each extension.

So long as we repay the $3,300,000 in indebtedness on or prior to the maturity date, as extended, all other amounts payable under the restated secured note are to be forgiven.

The closing occurred on May 10, 2017. As part of the closing procedures and net settlement, we issued a promissory note to Pass Creek Resources LLC in the amount of $105,806. The promissory bears interest at 16% per annum and matured on June 9, 2017. The amount due was not paid on June 9, 2017, but the holder has not provided the Company a notice of default.

In connection with the May 10, 2017 closing and in consideration of the satisfaction of $13,425,000 of the amount due under the Credit Agreement, as amended, the Company and certain of its subsidiaries transferred to PCR Holdings LLC, an affiliate of the successor lenders under the Credit Agreement, all of the Company’s oil and gas properties and assets located in Colorado, Texas, and Nebraska, as well as the Company’s shares of Oakridge Energy, Inc.

To evidence the Company’s remaining $4,500,000 of indebtedness to PWCM Investment Company IC LLC (“PWCM”), RES Investment Group, LLC (“ RES”), Round Rock Development Partners, LP (“Round Rock”), and Cibolo Holdings, LLC (“ Cibolo Holdings,” and together with PWCM, RES and Round Rock, “Successor Lenders”), the Company’s subsidiaries (except Kansas Holdings, LLC) entered into a Second Amended and Restated Credit Agreement with Cortland Capital Market Services LLC, as Administrative Agent, and the other financial institutions and banks parties thereto (the “New Credit Agreement”), and a related Amended and Restated Note (the “New Note”), in the amount of $3.3 million as described above.

Our subsidiaries’ obligations under the credit agreement and note are non-recourse and are secured by a first-priority lien in the Company’s and its subsidiaries’ oil properties and assets located in Kansas. The Company was removed as a borrower under the Credit Agreement, but entered into a Guaranty of Recourse Carveouts, pursuant to which the Company guarantees its subsidiaries’ payment of certain fees and expenses due under the Credit Agreement, and may be liable for certain conduct, such as fraud, bad faith, gross negligence, and waste of the Kansas oil properties or assets.

These conditions raise substantial doubt about the Company’s ability to continue as a going concern for the next twelve months following the issuance of these financial statements. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

Note 2 - Going Concern

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company had an accumulated deficit at December 31, 2016 of $87,577,862. Also, net loss was $13,175,770 and cash used in operations was $2,098,645 for the year ended December 31, 2016.  The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plans described below to restructure, amend or refinance debt and secure financing and attain profitable operations. The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

On October 3, 2011, the Company, entered into an Amended and Restated Credit Agreement with Texas Capital Bank, and other financial institutions and banks (“TCB” or “Bank”) that may become a party to the Credit Agreement from time to time. The facilities provided under the Amended and Restated Credit Agreement was to be used to refinance a prior outstanding revolving loan facility with TCB dated July 3, 2008, and for working capital and general corporate purposes. On August 15, 2014 the Company entered into an Eighth Amendment to the Amended and Restated Credit Agreement. Among other things the Eighth Amendment extended the maturity of the Agreement by three years to October 3, 2018. On August 12, 2015, the Company entered into a Tenth Amendment to the Amended and Restated Credit Agreement. Among other things the Tenth Amendment established the requirement of monthly borrowing base reductions commencing September 1, 2015 and continuing on the first of each month thereafter. On November 13, 2015, the Company entered into a Eleventh Amendment to the Amended and Restated Credit Agreement. The Eleventh Amendment reflects the following changes: (i) waived certain provisions of the Credit Agreement, (ii) suspend certain hedging requirements, and (iii) to make certain other amendments to the Credit Agreement.

On April 1, 2016 the Company informed the Bank that it would cease making the mandatory monthly borrowing base reduction payments and did not make the required April 1, 2016 payment. The Company made its mandatory quarterly interest payment on April 6, 2016 and on April 7, 2016 entered into a Forbearance Agreement whereby the Bank agreed to not exercise remedies and rights afforded it under the Amended and Restated Credit Agreement for thirty days. On May 31, 2016, the Company and the Bank amended to the Forbearance Agreement to extend the forbearance period to August 31, 2016. On July 29, 2016, the Company and the Bank entered into a Third Forbearance Agreement which extended the forbearance period to October 1, 2016. Upon the expiration of the Third Forbearance agreement, the Company did not enter into a fourth Forbearance Agreement. Also, at that time the Company discontinued payment of interest on its outstanding loan obligations with the Bank.

Throughout 2016, the Company evaluated plans to restructure, amend or refinance existing debt through private options. On February 14, 2017 the Company announced that a group of investors unrelated the Company has purchased from EnerJex’s secured bank lender all rights to the Company's secured indebtedness, and that EnerJex has executed with the purchasing investor group a definitive written agreement for the discharge of the Company's secured indebtedness.

On February 10, 2017, the Company, TCB and IberiaBank (collectively, "Sellers"), and PWCM Investment Company IC LLC, and certain financial institutions (collectively, "Buyers") entered into a Loan Sale Agreement ("LSA"), pursuant to which Seller sold to Buyers, and Buyers purchased from Sellers, all of Sellers' right, title and interest in, to and under the Credit Agreement and Loan Documents, in exchange for (i) a cash payment of $5,000,000 (the "Cash Purchase Price"), (ii) a Synthetic Equity Interest equal to 10% of the Proceeds, after Buyer's realization of 150% return on the Cash Purchase Price within five (5)  years of the Closing Date, with payment being distributed 65.78947368% to TCB and 34.21052632% to IberiaBank, and (iii) at any time prior to February 10, 2022,  Buyer may acquire the interest in clause (ii) above. In connection with the LSA, the Company release Sellers and its successors as holders of the rights under the Credit Agreement and Loan Documents, including Buyers, from any and all claims under the Credit Agreement and Loan Documents.

Also on February 10, 2017, the Company and its subsidiaries, and successor lender entered into a binding letter agreement dated February 10, 2017, which was subsequently amended on March 30, 2017 (as amended, the “letter agreement”) pursuant to which:

1.
the successor lender would agree to forgive our existing secured loan in the approximate principal amount of $17,295,000, and in exchange enter into a secured promissory note (which we refer to as the "restated secured note") in the original principal amount of $4,500,000.

2.	we would:

a.	convey our oil and gas properties and associated performance and surety bonds in Colorado, Texas, and Nebraska, and

b.	all of our shares of Oakridge Energy, Inc. (together, the "conveyed oil and gas assets"); and

c.	retain our assets in Kansas and continue as a going concern. The Kansas assets currently provide most of our current operating revenue.

The restated secured note shall:

a.	be secured by a first-priority lien in the Company’s oil and gas producing assets situated in the State of Kansas,

b.	evidence accrued interest on the $4,500,000 principal balance at a rate of 16% per annum,

c.	bear interest from and after May 1, 2017, at a rate of 16.0% per annum,

d.	be pre-payable in full at a discount at any time during the term of the restated secured note upon EnerJex's paying $3,300,000 to successor lender, and

e.	mature and be due and payable in full on November 1, 2017.

We will have 2 options to extend the maturity date of the restated secured note by 90 days each upon payment of an extension fee of $100,000, which shall be applied against the principal balance of the note.

So long as we repay the $3,300,000 in indebtedness on or prior to the maturity date, as extended, all other amounts payable under the restated secured note shall be forgiven.

The Closing is expected to occur on or before May 1, 2017 (the February 10, 2017 letter agreement provided for a Closing on or before April 30, 2017. This was amended to May 1, 2017 in the amendment). See footnote number 13 of these financial statements for additional information.